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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-33693 of Williams-Sonoma, Inc. on Form S-8 of our report dated June 5, 1998 appearing in the Annual Report on Form 11-K of the Williams-Sonoma, Inc. Associate Stock Incentive Plan for the fiscal year ended December 31, 1997.





Deloitte & Touche LLP
San Francisco, California

June 26, 1998





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